EDUCATION REALTY TRUST, INC.

FOURTH QUARTER 2009
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Wholly-Owned Community Operating Results - Three Months Ended December 31,	5

Wholly-Owned Community Operating Results - Year Ended December 31,	6

Wholly-Owned Community Statistics	7

Legacy-Community Statistics	8

Place-Community Statistics	9

Preleasing Statistics	10

Third-Party Development	11

Capital Structure	12

Community Listing - Wholly-Owned	13

Investor Information	14

Definitions	15

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data)

OPERATING DATA:

	Three months ended December 31,				Year ended December 31,
	2009	2008	$ Chg	% Chg	2009	2008	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)
Community revenues	$29,484	$29,618	$(134)	-0.5%	$110,810	$107,149	$3,661	3.4%
Total revenues	35,842	36,070	$(228)	-0.6%	134,198	139,443	$(5,245)	-3.8%

Community net operating income	17,235	17,224	11	0.1%	55,649	52,029	3,620	7.0%
Total Operating income	7,715	6,546	1,169	17.9%	20,592	23,583	(2,991)	-12.7%

Net income (loss)	(535)	(4,895)	4,360		(7,255)	(7,947)	692
Per share - basic & diluted	$(0.01)	$(0.17)	$0.16		$(0.18)	$(0.28)	$0.10

Funds from operations (FFO)	$7,293	$2,582	$4,711		$21,943	$21,752	$191
Per weighted average share/unit (1)	$0.13	$0.09	$0.04		$0.52	$0.73	$(0.21)

Funds from operations adjusted (FFOA)	$10,466	$9,380	$1,086		$24,286	$28,550	$(4,264)
Per weighted average share/unit (1)	$0.18	$0.31	$(0.13)		$0.58	$0.96	$(0.38)

BALANCE SHEET DATA:

	12/31/2009	12/31/2008
Debt to gross assets	42.9%	53.1%
Net debt to enterprise value	57.2%	75.4%
Interest coverage ratio	2.0	2.1

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact see page 4 for detailed calculation.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	December 31, 2009	December 31, 2008
	(unaudited)
Assets
Student housing properties, net (1)	$749,884	$733,507
Assets under development	-	6,572
Cash and cash equivalents	31,169	9,003
Restricted cash	4,579	5,595
Other assets	18,981	22,970

Total assets	$804,613	$777,647

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$406,365	$442,259
Revolving line of credit	-	32,900
Accounts payable and accrued expenses	11,658	10,605
Deferred revenue	10,346	9,954
Total liabilities	428,369	495,718

Commitments and contingencies	-	-

Redeemable noncontrolling interests	11,079	11,751

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized,
56,705,605 and 28,475,855 shares issued and outstanding
December 31, 2009 and 2008, respectively	567	285
Preferred shares, $0.01 par value, 50,000,000 shares authorized,
no shares issues and outstanding	-	-
Additional paid-in capital	410,455	308,356
Accumulated deficit	(48,636)	(41,381)
Total Education Realty Trust, Inc. stockholders' equity	362,386	267,260
Noncontrolling interest	2,779	2,918
Total equity	365,165	270,178

Total liabilities and equity	$804,613	$777,647

(1)	Amount is net of accumulated depreciation of $141,507 and $113,545 as of December 31, 2009 and 2008, respectively.

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2009	2008	$ Change	2009	2008	$ Change
Revenues:
Student housing leasing revenue	$29,484	$29,618	$(134)	$110,810	$107,149	$3,661
Student housing food service revenue	631	574	57	2,267	2,378	(111)
Other leasing revenue	-	200	(200)	-	7,145	(7,145)
Third-party development services	2,903	2,079	824	8,178	8,303	(125)
Third-party management services	851	995	(144)	3,221	3,672	(451)
Operating expense reimbursements	1,973	2,604	(631)	9,722	10,796	(1,074)
Total revenues	35,842	36,070	(228)	134,198	139,443	(5,245)

Operating expenses:
Student housing leasing operations	12,249	12,394	(145)	55,161	55,120	41
Student housing food service operations	577	529	48	2,156	2,257	(101)
General and administrative	4,014	4,481	(467)	15,752	16,348	(596)
Depreciation and amortization	7,588	7,495	93	29,089	29,318	(229)
Loss on impairment	1,726	2,021	(295)	1,726	2,021	(295)
Reimbursable operating expenses	1,973	2,604	(631)	9,722	10,796	(1,074)
Total operating expenses	28,127	29,524	(1,397)	113,606	115,860	(2,254)

Operating income	7,715	6,546	1,169	20,592	23,583	(2,991)

Nonoperating expenses:
Interest expense	5,760	6,673	(913)	24,585	25,229	(644)
Amortization of deferred financing costs	298	252	46	1,047	992	55
Interest income	(136)	(106)	(30)	(470)	(373)	(97)
Gain/loss on extinguishment of debt	-	4,360	(4,360)	(830)	4,360	(5,190)
Total nonoperating expenses	5,922	11,179	(5,257)	24,332	30,208	(5,876)

Income (loss) before equity in earnings of unconsolidated entities, income taxes, redeemable noncontrolling interests and discontinued operations	1,793	(4,633)	6,426	(3,740)	(6,625)	2,885

Equity in earnings of unconsolidated entities	(1,404)	27	(1,431)	(1,410)	(196)	(1,214)
Less: Income tax expense	717	241	476	1,920	1,123	797
Less: Income (loss) attributable to redeemable noncontrolling interests	206	72	134	177	(75)	252
Loss from discontinued operations	-	(18)	18	(21)	(131)	110

Net loss	(534)	(4,937)	4,403	(7,268)	(8,000)	732

Less: Net income (loss) attributable to the noncontrolling interests	1	(42)	43	(13)	(53)	40
Net loss attributable to Education Realty Trust, Inc.	$(535)	$(4,895)	$4,360	$(7,255)	$(7,947)	$692

Earnings per share information:
Net loss attributable to Education Realty Trust, Inc. common shareholders per share - basic & diluted	$(0.01)	$(0.17)	$0.16	$(0.18)	$(0.28)	$0.10

Weighted-average common shares outstanding - basic & diluted	56,700	28,515		40,496	28,513

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended December 31,			Year ended December 31,
	2009	2008	Change	2009	2008	Change

Net loss attributable to Education Realty Trust, Inc.	$(535)	$(4,895)	$4,360	$(7,255)	$(7,947)	$692

Loss on sale of student housing assets (1)	-	-	-	-	512	(512)
Real estate related depreciation and amortization	7,482	7,296	186	28,497	28,720	(223)
Equity portion of real estate depreciation and amortization on equity investees	139	125	14	512	496	16
Depreciation and amortization of discontinued operations	-	26	(26)	25	99	(74)
Noncontrolling interests	207	30	177	164	(128)	292
Funds from operations ("FFO")	7,293	2,582	4,711	21,943	21,752	191

Elimination of impairment and refinancing charges:
Development cost write-off, net of tax	-	417	(417)	-	417	(417)
Loss on impairment (3)	3,173	2,021	1,152	3,173	2,021	1,152
Gain/loss on extinguishment of debt	-	4,360	(4,360)	(830)	4,360	(5,190)
Impact of impairment and refinancing charges	3,173	6,798	(3,625)	2,343	6,798	(4,455)

Funds from operations - adjusted ("FFOA")	$10,466	$9,380	$1,086	$24,286	$28,550	$(4,264)

FFO per weighted average share/unit (2)	$0.13	$0.09	$0.04	$0.52	$0.73	$(0.21)
FFOA per weighted average share/unit (2)	$0.18	$0.31	$(0.13)	$0.58	$0.96	$(0.38)

Weighted average shares/units (2)	58,086	29,872	28,214	41,873	29,867	12,006

Notes:
(1)	Represents the loss on sale of land and parking garage at University Towers.
(2)	FFO and FFOA per weighted average share/unit was computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.
(3)	Loss on impairment for the three months and year ended December 31, 2009 includes $1,447 that is included in equity in earnings of unconsolidated entities in the statement of operations.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS - THREE MONTHS ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	2009	2008	$ Change	% Change
Revenues
Legacy-communities	$22,156	$23,353	$(1,197)	-5.1%
Place-communities	5,535	5,486	49	0.9%
Total Same-community	27,691	28,839	(1,148)	-4.0%

New-communities	1,793	779	1,014	NM
Total revenues	29,484	29,618	(134)	-0.5%

Operating expenses (1)
Legacy-communities	8,798	9,238	(440)	-4.8%
Place-communities	2,736	2,850	(114)	-4.0%
Total Same-community	11,534	12,088	(554)	-4.6%

New-communities	715	306	409	NM
Total operating expenses	12,249	12,394	(145)	-1.2%

Net operating income
Legacy-communities	13,358	14,115	(757)	-5.4%
Place-communities	2,799	2,636	163	6.2%
Total Same-community	16,157	16,751	(594)	-3.5%

New-communities	1,078	473	605	NM
Total net operating income	$17,235	$17,224	$11	0.1%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS - YEAR ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	2009	2008		$ Change	% Change
Revenues
Legacy-communities	$85,314	$86,470		$(1,156)	-1.3%
Place-communities (3)	21,054	19,485		1,569	8.1%
New-communities	4,442	1,194		3,248	NM
Total revenues	110,810	107,149		3,661	3.4%

Operating expenses (1)
Legacy-communities	40,699	42,640	(2)	(1,941)	-4.6%
Place-communities (3)	12,153	11,845		308	2.6%
New-communities	2,309	635		1,674	NM
Total operating expenses	55,161	55,120		41	0.1%

Net operating income
Legacy-communities	44,615	43,830		785	1.8%
Place-communities (3)	8,901	7,640		1,261	16.5%
New-communities	2,133	559		1,574	NM
Total net operating income	$55,649	$52,029		$3,620	7.0%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
(2)	Operating expense for the year ended December 31, 2008, included a $512 loss on the sale of land and parking garage.
Excluding the loss, operating expenses for the year ended December 31, 2008 would have been $42,128.
(3)	Place-communities are not considered same-community for the full year as 2008 operating results only include the eleven months subsequent to the lease termination on February 1, 2008.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended December 31,			Year Ended December 31,
	2009	2008	Change	2009	2008 (1)		Change

Occupancy
Physical	89.8%	90.7%	-0.9%	88.0%	90.6%		-2.6%
Economic	89.5%	91.5%	-2.0%	84.3%	87.3%		-3.0%

NarPAB	$368	$374	$(6)	$346	$350		$(4)
Other income per avail. bed	$18	$24	$(6)	$22	$22		$0
RevPAB	$386	$398	$(12)	$368	$372		$(4)

Operating expense per bed	$160	$167	$(7)	$183	$190	(2)	$(7)

Operating margin	58.5%	58.2%	0.3%	50.2%	49.0	%(2)	1.2%

Design Beds	76,362	74,364	1,998	300,762	287,876		12,886

(1)	2008 data includes eleven months of operating results for the Place Portfolio since the termination of the lease on February 1, 2008.
(2)
Operating expense statistics exclude approximately $2 per bed related to the loss on the sale of land andthe parking garage at University Towers.  The loss of $512 is included in our statements of operations.

NOTE:
Operating statistics exclude College Station, which was designated as held for sale in the first quarter of 2009 and is included in discontinued operations for all periods presented in our statement of operations.

EDUCATION REALTY TRUST, INC.

LEGACY-COMMUNITY STATISTICS

	Three Months Ended December 31,			Year Ended December 31,
	2009	2008	Change	2009	2008	Change

Occupancy
Physical	92.5%	93.5%	-1.0%	90.4%	92.6%	-2.2%
Economic	93.1%	94.7%	-1.6%	86.9%	89.5%	-2.6%

NarPAB	$382	$398	$(16)	$362	$367	$(5)
Other income per avail. bed	$20	$26	$(6)	$25	$25	$0
RevPAB	$402	$424	$(22)	$387	$392	$(5)

Operating expense per bed (1)	$160	$168	$(8)	$185	$191	$(6)

Operating margin	60.3%	60.4%	-0.1%	52.3%	50.7%	1.6%

Design Beds	55,080	55,098	(18)	220,338	220,402	(64)

(1)
Operating expense statistics for the full year 2008 exclude approximately $2 per bed related to the loss on the sale of land and the parking garage at University Towers.  The loss of $512 is included in our statements of operations.

NOTE:
- Place Portfolio statistics are shown separately.
- Operating statistics exclude College Station which was designated as held for sale in the first quarter of 2009 and is included in discontinued operations for all periods in our statement of operations.

EDUCATION REALTY TRUST, INC.

PLACE-COMMUNITY STATISTICS

	Three Months Ended December 31,			Year ended December 31,	Eleven months ended December 31,
	2009	2008	Change	2009	2008 (1)	Change

Occupancy
Physical	84.0%	81.3%	2.7%	81.1%	83.3%	-2.2%
Economic	80.7%	79.0%	1.7%	76.3%	78.9%	-2.6%

NarPAB	$300	$293	$7	$282	$289	$(7)
Other income per avail. bed	$13	$18	$(5)	$15	$12	$3
RevPAB	$313	$311	$2	$297	$301	$(4)

Operating expense per bed	$155	$161	$(6)	$172	$183	$(11)

Operating margin	50.6%	48.0%	2.6%	42.3%	39.2%	3.1%

Design Beds	17,682	17,682	-	70,728	64,834	5,894

(1)	Operating statistics for 2008 are for the period February 1, the lease termination date, to the end of the period, December 31, 2008.

EDUCATION REALTY TRUST, INC.

Preleasing Statistics - as of February 15th

		2010-2011		2009-2010			Fall 2009
Community	Primary University	Leases	%	Leases	%	Design Beds	Beginning Occupancy

The Gables	Western Kentucky University	56	19.4%	23	8.0%	288	100.0%
The Reserve at Athens	University of Georgia	258	42.2%	308	50.3%	612	100.0%
Players Club	Florida State University	89	26.5%	153	45.5%	336	99.1%
NorthPointe	University of Arizona	63	6.9%	20	2.2%	912	93.5%
The Reserve at Clemson	Clemson University	105	17.8%	187	31.7%	590	97.3%
University Towers	North Carolina State	273	28.6%	356	37.4%	953	100.0%
Pointe at South Florida	University of South Florida	175	17.5%	172	17.2%	1,002	87.2%
The Reserve on Perkins	Oklahoma State	151	20.6%	207	28.3%	732	86.2%
The Commons	Florida State University	65	8.9%	69	9.4%	732	87.6%
The Pointe at Western	Western Michigan University	279	31.8%	210	24.0%	876	93.3%
College Station at West Lafayette	Purdue University	499	52.0%	562	58.5%	960	99.0%
Commons on Kinnear	Ohio State University	267	53.2%	306	61.0%	502	97.4%
The Pointe	Penn State	972	98.8%	933	94.8%	984	100.0%
The Reserve at Columbia	University of Missouri	307	45.4%	325	48.1%	676	99.9%
Commons at Knoxville	University of Tennessee	142	20.1%	210	29.7%	708	95.3%
The Reserve on Frankford	Texas Tech	161	21.8%	107	14.5%	737	92.0%
The Reserve at Star Pass	University of Arizona	86	8.4%	57	5.6%	1,020	71.1%
The Lofts	University of Central Florida	174	23.8%	174	23.8%	731	98.2%
The Reserve on West 31st	University of Kansas	160	22.4%	107	15.0%	714	92.3%
Campus Creek	University of Mississippi	165	25.9%	128	20.1%	636	96.4%
Pointe West	University of South Carolina	124	25.8%	122	25.4%	480	89.0%
Campus Lodge	University of Florida	210	18.8%	241	21.6%	1,115	98.0%
College Grove	Middle Tennessee State Univ.	90	10.4%	204	23.6%	864	91.2%
The Reserve on South College	Auburn University	166	28.8%	143	24.8%	576	76.7%
The Avenue at Southern	Georgia Southern Univ.	97	15.5%	130	20.8%	624	77.9%
Legacy-communities		5,134	28.0%	5,454	29.7%	18,360	92.5%

Troy Place	Troy State Univ.	120	29.4%	113	27.7%	408	90.9%
The Reserve at Jacksonville	Jacksonville State University	119	23.6%	116	23.0%	504	67.1%
River Place	State Univ. of West GA	113	22.4%	88	17.5%	504	95.2%
Clayton Place	Clayton College & State Univ.	138	16.2%	67	7.8%	854	42.7%
Collegiate Village	Macon State College	59	17.6%	73	21.7%	336	68.2%
The Chase at Murray	Murray State Univ.	207	50.7%	76	18.6%	408	99.8%
Cape Place	Southeast Missouri State Univ.	220	61.1%	152	42.2%	360	100.0%
Clemson Place	Clemson University	150	52.1%	89	30.9%	288	99.7%
The Reserve at Martin	Univ. of Tenn. - Martin	101	26.3%	72	18.8%	384	87.5%
Carrollton Place	State Univ. of West GA	125	37.2%	139	41.4%	336	87.8%
The Pointe at Southern	Georgia Southern Univ.	131	24.8%	66	12.5%	528	98.5%
Berkeley Place	Clemson University	241	50.2%	152	31.7%	480	99.8%
Western Place	Western Kentucky University	118	23.4%	29	5.8%	504	99.4%
Place-communitites		1,842	31.3%	1,232	20.9%	5,894	84.3%

Same-community - Wholly-owned		6,976	28.8%	6,686	27.6%	24,254

The Reserve at Saluki Pointe	Southern Illinois University	253	32.9%	195	25.4%	768	75.8%
University Village on Colvin	Syracuse University	226	52.3%	37	8.6%	432	79.2%
New-communitites - less than one year		479	39.9%	232	19.3%	1,200	77.0%

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT
(Amounts in thousands except bed counts)

CURRENT AND RECENTLY COMPLETED PROJECTS
Project	Bed Count		Completion Date	Project Development Cost	Total Project Fees	Fees Earned Year Ended December 31, 2009 (1)	Remaining Fees to Earn	Fees Paid Through December 31, 2009

Colorado State University - Pueblo Phase II	500		August 2010	34,058	1,583	1,051	532	1,103
Indiana University of Pennsylvania Phase IV	596		August 2010	37,029	1,247	605	642	669

	1,096			$71,087	$2,830	$1,656	$1,174	$1,772

RECENTLY AWARDED PROJECTS (2)
Project	Estimated Bed Count	Estimated Start Date	Estimated Completion Date	Project Development Cost	Total Project Fees
SUNY College of Env. Science & Forestry	454	May 2010	August 2011	27,200	1,100
East Stroudsburg University - Pennsylvania	984	June 2010	August 2011	57,100	2,100
West Chester University of Pennsylvania Phase II	886	TBD	TBD	48,200	1,700
Graduate Housing - Sci. & Tech. Park at Johns Hopkins	572	June 2010	June 2012	55,900	2,100
Indiana University of Pennsylvania - oncampus hotel	N/A	TBD	TBD	TBD	TBD

	2,896			$188,400	$7,000

(1)
Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)
The initiation and completion of an awarded development project is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining adequate financing.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of December 31, 2009
(dollars in thousands)

Total Debt to Gross Assets		Total Debt to Enterprise Value
Debt (1)	$405,568	Net Debt (1)	$374,399
Gross Assets (2)	$946,120	Market Equity (3)	279,844
Debt to Gross Assets	42.9%	Enterprise Value	$654,243
		Net Debt to Enterprise Value	57.2%
Interest coverage	2.0
Net Debt to EBITDA	7.5

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$327,368	5.91%	80.7%	5.61	years
Variable Rate - Mortgage Debt	49,292	3.62%	12.2%	4.00	years
Variable Rate - Construction Debt	28,908	1.62%	7.1%	0.88	years
Total / Weighted Average	$405,568	5.33%	100.0%	5.08	years

Future Maturities
Fiscal Yr Ending
Ending	Amortization	Maturities		Total	Percentage
	$3,875	$20,082	(4)	$23,957	5.9%
2011	4,126	8,826	(4)	12,952	3.2%
2012	4,026	64,591		68,617	16.9%
2013	4,156	28,872		33,028	8.1%
2014	3,063	97,052		100,115	24.7%
Thereafter	8,209	158,690		166,899	41.2%
Mortgage Debt (1)	27,455	378,113		405,568	100.0%
Revolving Credit Facility	-	-		-
Gross Debt (1)	$27,455	$378,113		$405,568
Cash				31,169
Net Debt				374,399

(1)	Excludes unamortized debt premium of $0.8 million.
(2)	Excludes accumulated depreciation of $141,507 as of December 31, 2009.
(3)
Market equity includes 56,680,966 shares of the Company's common stock, 27,000 shares of unvested restricted stock and 1,110,995 operating partnership units and is calculated using $4.84, the closing price per share of the Company's common stock on December 31, 2009.

(4)	Maturities in 2010 and 2011 relate to two construction loans that have extension options which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds

NorthPointe	University of Arizona	Jan ’05	912	Berkeley Place	Clemson University	Jan ’06	480
The Reserve at Athens	University of Georgia	Jan ’05	612	Clemson Place	Clemson University	Jan ’06	288
The Reserve at Clemson	Clemson University	Jan ’05	590	Cape Place	Southeast MO State University	Jan ’06	360
Players Club	Florida State University	Jan ’05	336	The Reserve at Martin	University of TN at Martin	Jan ’06	384
The Gables	Western Kentucky University	Jan ’05	288	The Chase at Murray	Murray State	Jan ’06	408
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	Western Place	Western Kentucky University	Jan ’06	504
Commons at Knoxville	University of Tennessee	Jan ’05	708	Carrolton Place	University of West GA	Jan ’06	336
The Commons	Florida State University	Jan ’05	732	Clayton Place	Clayton State University	Jan ’06	854
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	Macon Place	Macon State College	Jan ’06	336
The Pointe at Western	Western Michigan University	Jan ’05	876	River Place	University of West GA	Jan ’06	504
College Station at W. Lafayette	Purdue University	Jan ’05	960	Troy Place	Troy University	Jan ’06	408
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Pointe at Southern	Georgia Southern University	Jan ’06	528
The Pointe	Pennsylvania State University	Jan ’05	984		Sub-Total Place-Communities		5,894
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Reserve on Frankford	Texas Tech University	Jan ’05	737		Sub-Total Same-Communities		24,254
The Lofts	University of Central Florida	Jan ’05	731
The Reserve on West 31st	University of Kansas	Jan ’05	714	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
Campus Creek	University of Mississippi	Feb ’05	636	University Village on Colvin	Syracuse University	Aug '09	432
Pointe West	University of South Carolina	Mar ’05	480		Sub-Total New-Communities		1,200
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115		Total Wholly-Owned		25,454
The Reserve on South College	Auburn University	Jul ’05	576
The Avenue at Southern	Georgia Southern University	Jun ’06	624
University Towers	North Carolina State University	Jan ’05	953
	Sub-Total Legacy-Communities		18,360

*The Place Portfolio is included in same-community for the three months ended December 31, 2009. However, for the year ended December 31, 2009, the Place Portfolio is not considered same-community as the lease with Place was not terminated until February 1, 2008.

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Michelle Ko	(646) 855-1802
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Morgan Keegan & Company	Stephen Swett	(901) 524-4100
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847
Macquarie Capital	Michael J. Levy	(212) 231-2626

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.  Does not include food service revenue.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This supplemental financial information contains forward-looking statements. Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our Quarterly Reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.